Net fee and commissions expense (Tables)	12 Months Ended
Dec. 31, 2017
Net fee and commissions expense
Schedule of fees and commissions expenses

	Consolidated Group
Skr mn	2017	2016	2015
Fee and commissions earned were related to(1)
Financial consultants’ commissions	—	—	0
Other commissions earned	3	3	2

Total	3	3	2

Commissions incurred were related to(1)
Depot and bank fees	-6	-7	-6
Brokerage	-4	-4	-2
Other commissions incurred	-21	-21	0

Total	-31	-32	-8

Net fee and commissions expense	-28	-29	-6

(1)	Skr -24 million (2016: Skr -26 million; 2015: Skr -3 million) includes financial assets and liabilities not measured at fair value through profit or loss.